BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
31	BUSINESS COMBINATION

On July 10, 2011, the Group acquired the real estate marketing and planning business from Fuzhou Haobang Real Estate Marketing and Consulting Co., Ltd. at a consideration of RMB 40,000,000 (approximately $6,188,000).

The transaction was accounted for as accounted for as a business combination using the purchase method of accounting and the results of the business operations have been included in the Group’s consolidated financial statements from the acquisition date of July 10, 2011. The purchase price allocation of the transaction were determined by the Group with the assistance of an independent valuation firm in the PRC, and the purchase price allocation to assets acquired and liabilities assumed as of the date of acquisition is as follows:

December 31, 2011
Intangible assets acquired:
- Computer software	$119,000
- Customer relationships	2,243,000
- Non-compete agreements	1,454,000
- Trademarks and licenses	1,779,000
- Website development cost	62,000
Goodwill	1,945,000
Deferred tax liabilities	(1,414,000)
Total consideration	$6,188,000

The goodwill is mainly attributable to intangible assets that cannot be recognized separately as identifiable assets under U.S. GAAP, and comprise the assembled work force and the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition.

The revenue and profit included in the consolidated statement of operations since July 10, 2011 contributed by acquired business was $2,758,000 and $1,508,000 respectively. Had the above acquisition taken place on January 1, 2011, the consolidated statement of operations would show revenue of $84,440,000 and profit of $10,598,000.